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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of Tesoro Petroleum Corporation of our report dated May 29, 1998 relating to the financial statements of Shell Anacortes Refining Company, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts."



/s/ PricewaterhouseCoopers LLP

Houston, Texas
July 24, 1998